UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 5, 2016

Sunshine Heart, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35312	68-0533453
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

12988 Valley View Road, Eden Prairie, MN 55344	(952) 345-4200
(Address of principal executive offices)	(Registrant’s Telephone Number, including Area Code)

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On August 8, 2016, Sunshine Heart, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Filing”) disclosing that, on August 5, 2016, the Company entered into and consummated the transactions contemplated by an asset purchase agreement (the “Purchase Agreement”) with Gambro UF Solutions, Inc. (the “Seller”), an indirect subsidiary of Baxter International Inc. Pursuant to the Purchase Agreement, the Company acquired certain assets exclusively related to the production and sale of Seller’s Aquadex™ FlexFlow product (the “Aquadex Business”).  The Aquadex FlexFlow product is a medical device that can be used to treat heart failure patients as well as other patients with fluid overload who have failed diuretic therapy.

This amendment to the Initial Filing on Form 8-K/A (this “Amendment”) amends the Initial Filing to provide the financial information described in Item 9.01 below in connection with the acquisition of the Aquadex Business. This Amendment should be read in conjunction with the Initial Filing and the Company’s other filings with the Securities and Exchange Commission (the “SEC”).  Except as stated herein, this Amendment does not reflect events occurring after the date of the Initial Filing and no attempt has been made to modify or update other disclosure as presented in the Initial Filing.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

Pursuant to a letter dated June 6, 2016 from the staff of the Division of Corporation Finance (the “Division”) of the SEC, the Division stated that it will not object to the Company’s proposal to provide abbreviated statements of assets acquired and liabilities assumed and of revenues and direct expenses for the periods required by and in satisfaction of the requirements of Rule 3-05 of Regulation S-X.

As a result, the Company is filing with this Amendment the following financial statements and notes thereto in satisfaction of the requirements of Rule 3-05 of Regulation S-X, attached as Exhibit 99.1 hereto and incorporated by reference herein: the Aquadex Business’ Special Purpose Combined Statements of Assets Acquired as of June 30, 2016 (unaudited) and December 31, 2015, and the Special Purpose Combined Statements of Revenues and Direct Expenses for the six months ended June 30, 2016 (unaudited) and 2015 (unaudited) and for the year ended December 31, 2015.

(b) Pro Forma Financial Information.

The Company is filing with this Amendment the following pro forma financial information, attached as Exhibit 99.2 hereto and incorporated by reference herein: the Pro Forma Condensed Combined Balance Sheet as of June 30, 2016 (unaudited), the Pro Forma Condensed Combined Statements of Operations for the year ended December 31, 2015 (unaudited) and for the six months ended June 30, 2016 (unaudited) and the related notes thereto.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP, Independent Accountants.
99.1

Special Purpose Combined Statements of Assets Acquired as of June 30, 2016 (unaudited) and December 31, 2015, Special Purpose Combined Statements of Revenues and Direct Expenses for the six months ended June 30, 2016 (unaudited) and 2015 (unaudited) and for the year ended December 31, 2015 and related notes thereto.

99.2

Pro Forma Condensed Combined Balance Sheet as of June 30, 2016 (unaudited), Pro Forma Condensed Combined Statements of Operations for the year ended December 31, 2015 (unaudited) and for the six months ended June 30, 2016 (unaudited) and related notes thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sunshine Heart, Inc.

Date: October 21, 2016	By:	/s/ Claudia Drayton
Name: Claudia Drayton
Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP, Independent Accountants.
99.1

Special Purpose Combined Statements of Assets Acquired as of June 30, 2016 (unaudited) and December 31, 2015, Special Purpose Combined Statements of Revenues and Direct Expenses for the six months ended June 30, 2016 (unaudited) and 2015 (unaudited) and for the year ended December 31, 2015 and related notes thereto.

99.2

Pro Forma Condensed Combined Balance Sheet as of June 30, 2016 (unaudited), Pro Forma Condensed Combined Statements of Operations for the year ended December 31, 2015 (unaudited) and for the six months ended June 30, 2016 (unaudited) and related notes thereto.